UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 17, 2004 (November 11, 2004)

Verso Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-22190	41-1484525

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (678) 589-3500

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.10 Entry into a Material Definitive Agreement
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement

     On November 15, 2004, Verso Technologies, Inc., a Minnesota corporation (the “Company”), entered into (i) that certain Limited Waiver and Amendment to Loan Documents among Silicon Valley Bank (the Company’s primary lender), the Company and its subsidiaries, NACT Telecommunications, Inc., Telemate.Net Software, Inc. and MCK Communications, Inc. (the “Amendment to Loan Agreement”); and (ii) that certain Limited Waiver and Amendment to Loan Documents (Exim Program) among Silicon Valley Bank, the Company and its subsidiaries, NACT Telecommunications, Inc. and Telemate.Net Software, Inc. (the “Amendment to Exim Program”). The Amendment to Loan Agreement waives the default of certain financial covenants and amends the credit limit and the financial covenants under the loan agreement between the Company and Silicon Valley Bank. The Amendment to Exim Program waives the default of certain financial covenants and amends the credit limit under the exim program between the Company and Silicon Valley Bank.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On November 11, 2004, the Nasdaq Stock Market notified the Company that for the last 30 consecutive business days the bid price for the Company’s common stock, par value $0.01 per share (the “Common Stock”), has closed below the minimum $1.00 per share requirement for continued inclusion of the Common Stock on the Nasdaq SmallCap Market as required by Marketplace Rule 4310(c)(4) (the “Rule”). In accordance with Marketplace Rule 4310(c)(8)(D), the Company has 180 calendar days, or until May 10, 2005, to regain compliance with the Rule. The Company may regain compliance with the Rule if the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days at anytime before May 10, 2005. If compliance with the Rule cannot be demonstrated by May 10, 2005 and, except for the bid price requirement, the Company meets the Nasdaq SmallCap initial listing criteria set forth in Marketplace Rule 4310(c), then the Company will have an additional 180 calendar day compliance period in which to demonstrate compliance with the Rule. If the Company does not regain compliance with the Rule prior to May 10, 2005 and is not eligible for the additional compliance period, then the Nasdaq Stock Market will notify the Company that the common Stock will be delisted.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: November 17, 2004

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